                                                                   EXHIBIT 10.18
                                                 ****denotes information omitted
                                                       pursuant to a request for
                                           confidential treatment under Rule 406


Besse Medical
Attn: Mr. Michael E. Besse
9075 Centre Pointe Dr.
Suite 140
West Chester, OH 45069

                         Re: Fee for Services Agreement

Dear Mr. Besse:

      This letter will memorialize the agreement between Valera Pharmaceuticals, Inc. ("Valera") and Besse Medical ("Besse") with respect to Besse's distribution of certain products purchased from Valera and delivered to Besse's customers.

      Pursuant to Group Purchasing Agreements (the "GPO Agreements") between Valera and International Physician Networks, LLC d/b/a/ International Urology Network ("IPN"), certain specified persons and entities ("Eligible Purchasers") may purchase Valera products at prices set forth in the GPO Contracts, plus any markup, other fee or markdown charged or allowed by Besse. With respect to such purchases:

      1. Valera hereby designates Besse as an authorized specialty distributor of Valera to sell its products to Eligible Purchasers. Form time to time, Valera or IPN will advise Besse of the Eligible Purchasers.

      2. Eligible Purchasers may purchase Valera products at the Contract Prices set forth on Exhibit A, plus any markup or other fee, and less any markdown, charged or allowed by Besse to the Eligible Purchaser. The amount of any such markup, fee or markdown is strictly a matter between Besse and the Eligible Purchaser and is not a part of this letter agreement.

      3. The purchase price to be paid by Besse to Valera for Valera products covered by this Agreement shall be **** per unit; provided that Besse shall be entitled to submit chargebacks ("Chargebacks") for each Valera product sold to an Eligible Purchaser equal to the difference between the **** per unit cost and the Contract Price applicable to the Eligible Purchaser to whom Besse sold the product as set forth Exhibit A. Besse and Valera will mutually agree on the method and timing for the submission by Besse to Valera, and the payment by Valera to Besse, of Chargebacks, provided that credit memoranda for Chargebacks shall be provided by Valera to Besse no more than 30 days after the submission of such Chargebacks by Besse.

      4. Valera shall extend payment terms to Besse of **** under the Agreements. Products may be returned under the standard Valera Returned Goods Policy, a copy of which will be supplied to Besse on request. All other general terms and conditions of product

Besse Medical
Attn: Mr. Michael E. Besse
Page 2


purchases by Besse from Valera shall be those in effect on the effective date of this letter agreement.

      5. Besse shall enter into such agreements that will allow it to accept credit card purchases of Valera products from Eligible Purchasers, and shall provide Valera a monthly report of all credit card purchases of Valera products by Eligible Purchasers.

      6. Besse shall perform all other distribution and related services customarily provided by a wholesale distributor, including but not limited to the stocking, packing and shipment of products, credit and billing processing, and contracts and chargeback administration.

      In consideration of the services to be provided by Besse under this letter agreement, the receipt and sufficiency of which are hereby acknowledged, Valera shall pay the following amounts to Besse (collectively, the "Distribution Services Fee"):

      A. Valera shall pay Besse a fee equal to **** of the purchases of Valera products through Besse under the GPO Agreements, calculated based on Contract Prices

      B. Valera shall reimburse Besse for ****.

      C. Valera agrees that it shall reimburse Besse for ****.

      The amount of the Distribution Services Fee shall be deducted or billed on a monthly basis (as may be agreed by the parties) within 30 days after the end of a calendar month; provided, however, that with respect to amounts due under Section C above for a particular Eligible Purchaser, Valera shall make such payments to Besse no less than thirty days after Besse has provided Valera documentation that: (i) the Eligible Purchaser's account is at least ninety days past due and (ii) Besse has exhausted commercially reasonable collection efforts to collect such account.

      The effective date of this letter agreement shall be December 1, 2004, and the term of this letter agreement will expire on November 30, 2005. Either party may terminate this letter agreement if the other party breaches any of its obligations or provisions of this letter agreement; provided, however, that the defaulting party will be given not less than thirty days' prior written notice of such default and the opportunity to cure the default during such period.

      Notwithstanding anything to the contrary herein, Valera, at its sole discretion, may at any time modify or vary the Wholesale Acquisition Cost referenced on Exhibit A on not less than ten days' advance written notice to Besse, and this letter agreement shall automatically be amended, without further action by the parties to reflect such new Wholesale Acquisition Cost. Valera

Besse Medical
Attn: Mr. Michael E. Besse
Page 3


agrees to perform a floor stock adjustment in the event of a decrease in Wholesale Acquisition Cost. Besse agrees to provide an inventory count of product on hand as of the first business day following a price decrease. Valera agrees to issue a credit based on the difference of previous Wholesale Acquisition Cost and new Wholesale Acquisition Cost and the number of vials or other units on hand at such time.

      The parties will keep all the terms, conditions and prices in this letter agreement confidential. The obligations of either party hereunder will be suspended in the event that such party is hindered or prevented from complying therewith because of labor disturbances (including strikes and lockouts), wars, fires, storms, accidents, or interference or any other cause beyond such party's reasonable control. Any failure of either party to require the other party to comply with any provision of this letter agreement will not be deemed a waiver of such provision or any other provision of this letter agreement. Each party represents that its performance under this letter agreement will be in full compliance with any and all applicable laws and regulations, and neither party will be deemed agents of the other party.

      This letter agreement will be construed in accordance with the laws of the state of Delaware with the exception of its choice of law principles. Any clause, section or paragraph of this letter agreement that is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable will be deemed severed from the remainder of this letter agreement and will have no effect on the legality, validity or enforceability of the remaining provisions.

      This letter agreement, including Exhibit A, represents the entire understanding between the parties with respect to the subject matter hereof. Each party expressly agrees and acknowledges that, other than those statements expressly set forth in this letter agreement, it is not relying on any statement, whether oral or written, of any person or entity with respect to its entry into this letter agreement or to the consummation of the transactions contemplated by this letter agreement. Any amendment or renewal of this letter agreement or Exhibit A shall be in writing and signed by both parties.

      If this letter accurately sets forth our agreement, please indicate your acceptance by signing this letter in the space provided below and returning the letter to me at your earliest convenience.

                                          Very truly yours,


                                          Valera Pharmaceuticals, Inc.


                                          By:   /s/ DAVID S. TIERNEY
                                                --------------------------------
                                          Name: David S. tierney
                                                --------------------------------
                                          Title:President and CEO
                                                --------------------------------

Besse Medical
Attn: Mr. Michael E. Besse
Page 4


Agreed and accepted:

Besse Medical

By:   /s/ Michael E. Besse
      -------------------------------
      Michael E. Besse
      General Manager

Besse Medical
Attn: Mr. Michael E. Besse
Page 5


                                    Exhibit A

    Products covered by this letter agreement and related Contract Price

                                                  Q1/05
      VANTAS                                  CONTRACT PRICE   DISCOUNT OF WAC
      ------                                  --------------   ---------------
      IUN Physician Members                          ****           ****
      U.S. Urology Practices                         ****           ****
      US Bioservices                                 ****           ****



                                                  Q2/05
      VANTAS                                  CONTRACT PRICE   DISCOUNT OF WAC
      ------                                  --------------   ---------------
      IUN Physician Members                          ****           ****
      U.S. Urology Practices                         ****           ****
      US Bioservices                                 ****           ****